Supplement dated August 10, 2005 to Prospectuses dated May 1, 2005 for the Pacific Value, Pacific Innovations Select, Pacific Odyssey, and Pacific Portfolios variable annuity contracts issued by Pacific Life & Annuity Company
Capitalized terms used in this supplement are defined in the Prospectuses referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner.
This supplement must be preceded or accompanied by the applicable Prospectus dated May 1, 2005.
The changes described in this supplement are effective September 1, 2005.
The mailing addresses for the Pacific Life & Annuity Company Service Center are changed to the following:

•	Send application forms with Purchase Payments (Investments), subsequent Purchase Payments or other payments to the following addresses;

By mail
Pacific Life & Annuity Company
P.O. Box 2736
Omaha, Nebraska 68103-2736

By overnight delivery service
Pacific Life & Annuity Company
1299 Farnam Street, 10th Floor, AMF
Omaha, Nebraska 68102

•	Send applications and/or other forms (without Purchase Payments), written requests, or questions to the following address;

By mail
Pacific Life & Annuity Company
P.O. Box 2829
Omaha, Nebraska 68103-2829
You may contact our service representatives at (800) 748-6907 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time, if you have any questions.
The effective date of any correspondence (including but not limited to, subsequent Purchase Payments, applications and/or other forms, written requests, or questions), is determined by the date and time on which we “receive” the correspondence. We “receive” such correspondence only when it arrives, in proper form, at the correct mailing address set forth above.
From September 1, 2005 through September 15, 2005, any correspondence, in proper form, mailed to an old address indicated in the Prospectus and/or your Contract specification pages will be deemed “received” as of the day of receipt and forwarded to the correct mailing address set forth above. Beginning September 16, 2005, any correspondence mailed to an incorrect address will be forwarded to the correct mailing address and will be deemed “received” once it arrives, in proper form, at the correct mailing address.
Subsequent Purchase Payments, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time will usually be effective on the same Business Day that we receive them in proper form, unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in proper form unless the transaction or event is scheduled to occur on another day.
Form No. NYSUP905